Exhibit 17(b)

Every Vote is important Easy Voting Options VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope Please detach at perforation before mailing. PROXY CARD VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints W. Patrick Bradley, William Renahan and Francis G. Waltman, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103, on November 1, 2019, at 10:00 a.m. Eastern Time, and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Global Dividend & Income Fund Inc., which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of Virtus Global Dividend & Income Fund Inc. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. ZTR_30838_080719

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to Be Held on November 1, 2019 The Proxy Statement is available at: https://www.proxy-direct.com/vir-30838 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals The Board of Directors recommends a vote “FOR” the Proposals: FOR AGAINST ABSTAIN FOR ALL WITHHOLD ALL FOR ALL EXCEPT 2. Issuance of Shares of Common Stock by Virtus Global Dividend & Income Fund Inc. 3. Approval of a Subadvisory Agreement with Duff & Phelps Investment Management Co. 4. Election of Five New Directors: 01.Donald C. Burke (Class I) 02. Sidney E. Harris (Class I) 03. John R. Mallin (Class II) 04. Connie D. McDaniel (Class III) 05. Geraldine M. McNamara (Class III) INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) on the following line. 6. To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box ZTR 30838